SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) is August 17, 2000



                         MAIN STREET & MAIN INCORPORATED
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             (Exact name of registrant as specified in its charter)



         Delaware                       0-18668                 11-2948370
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or jurisdiction)                            Identification Number)



5050 N. 40th Street, Ste. 200, Phoenix, AZ                          85018
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 (Address of principal executive office)                          (Zip Code)



       Registrant's telephone number, including area code: (602) 852-9000
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                         MAIN STREET & MAIN INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 5. OTHER EVENTS.

     The Company has issued a Press Release regarding purchases by its Chairman in its rights offering. See Press Release dated August 17, 2000, attached as
Exhibit 99.1 hereto.

ITEM 7. EXHIBITS.

     EXHIBIT NO.                 DESCRIPTION OF EXHIBIT
     -----------                 ----------------------

        99.1              Press Release dated August 17, 2000

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 17, 2000

                                       MAIN STREET & MAIN INCORPORATED



                                       By: /s/ Bart A. Brown, Jr.
                                           ------------------------------------
                                           Bart A. Brown, Jr.
                                           President and Chief Executive Officer

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